                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of
the       st day of February, 2000 among GOODRICH PETROLEUM CORPORATION, a
Delaware corporation (the "Company"), and the PERSONS LISTED UNDER THE CAPTION "HOLDERS" on the signature pages hereof (the "Holders").


                                R E C I T A L S

     WHEREAS, the Company has offered, and the Holders have agreed to purchase shares of Common Stock of the Company;

     WHEREAS, the Holders have also previously purchased from the Company securities convertible into or exercisable for shares of Common Stock and, in connection with such purchase, were granted certain rights with respect to registration of such shares;

     WHEREAS, in order to induce the Holders to purchase the Common Stock, and in lieu of the rights granted to the Holders in connection with their previous purchase of securities from the Company, the Company has agreed to enter in to this Registration Rights Agreement and to grant the Rights (as hereinafter defined) to such Holders contained herein; and

     WHEREAS, in connection with the grant of the Rights hereunder, the rights granted to the Holders in connection with their previous purchase of securities from the Company shall be terminated;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.  CERTAIN DEFINITIONS AND TERMS.

     Capitalized terms used herein and which are defined in the September Subscription Agreement shall, when used herein, have the meanings ascribed to them in the September Subscription Agreement. Further, for purposes hereof, the following terms have the meanings indicated:

     "Common Stock" means the common stock, par value $.20 per share, of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Holders" means any person holding Registrable Shares.

     "Person" means any individual, firm, corporation, trust, association, partnership, joint venture or other entity.

     "Registrable Shares" means all shares of Common Stock owned by a Holder that were issued pursuant to the Subscription Agreement, Common Stock issued or issuable upon exercise or conversion of the Unit Securities, or Common Stock issued or issuable with respect to such shares upon any stock split, stock dividends, recapitalization or similar event with respect to such shares.

     "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

     "Registration Notice" means a written notice by the Company to the Holders of its intention to file a registration statement with the SEC.

     "Rights" means rights, remedies, powers, benefits, and privileges.

     "Rule 144" means Rule 144 promulgated under the Securities Act.

     "SEC" means the Securities and Exchange Commission or any successor thereof.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "September Subscription Agreement" means the Subscription Agreement dated September 21, 1999 among the Company, certain of its subsidiaries and the Holders pursuant to which the Holders purchased the Unit Securities.

     "Subscription Agreement" means the Subscription Agreement pursuant to which the Holders purchased shares of Common Stock in an offering consummated in February 2000.

     "Unit Securities" means the (i) Pari Passu Notes, (ii) Subordinated Notes,
(iii) Lafitte Notes, (iv) Preferred Units, (v) Debt Warrant, and (vi) Preferred Warrant, each as described in the September Subscription Agreement, purchased by the Holders pursuant to the September Subscription Agreement.

SECTION 2.  REGISTRATION RIGHTS.

     (a) (i) Holders of an aggregate of at least $500,000 of the Registrable Shares that are outstanding and not freely tradeable under Rule 144 and (ii) Holders of at least 50% in value of the Registrable Shares owned by Holders who cannot otherwise sell their Registrable Shares under Rule 144, shall each have the right to request, in writing specifying that such request is made pursuant to this Section 2(a), that the Company file a shelf registration statement under the Securities Act. Upon receipt of such request, (i) in the case of a request made pursuant to Section 2(a)(i), the Company shall file a registration statement covering such Registrable Shares within 20 days of such request and
(ii) in the
case of a request made pursuant to Section 2(a)(ii), the Company shall file a registration statement covering such Registrable Securities within 60 days of such request.

     Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Section 2(a) during any period starting with a date sixty (60) days prior to the Company's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing of such registration statement is made in good faith.

     In addition, the Company may defer the filing of a registration statement requested to be filed pursuant to either Section 2(a)(i) or (ii) until a date not later than sixty (60) days after the time set forth above if the Company or its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed).

     In the case of a registration statement to be filed pursuant to Section 2(a)(ii), if the Company determines in its good faith judgment that the filing of any supplement or amendment to such registration statement in order to keep the registration statement effective would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, then upon written notice of such determination by the Company to the Undersigned, the obligation of the Company to supplement or amend the registration statement will be suspended until the Company notifies the Undersigned in writing that the reasons for suspension of such obligations no longer exist and the Company amends or supplements the registration statement as may be required. The maximum number of consecutive days during which the Company may delay the filing of any such supplement or amendment shall not exceed sixty (60) days.

     Holders agree that they will refrain from requesting registration under this Section 2(a) if all of the Directors of the Company reasonably believe in the exercise of their good faith judgment that registration at such time would be seriously detrimental to the Company, such judgment to be evidenced by a statement signed by all of such Directors. Deferral of a Holder's registration rights as a result of the exercise of this provision by the Directors shall in no event defer registration for a period in excess of ninety (90) days.

SECTION 3.   OBLIGATIONS OF THE COMPANY.

     Whenever required under Section 2 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to the Registrable Shares requested to be registered pursuant to Section 2(a)(i), and use its best efforts to cause such registration statement to become and remain effective for sixty (60) trading days after the effective date; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more than 60 days following such registration statement's effective date.

     (b) Prepare and file with the SEC a registration statement with respect to the Registrable Shares requested to be registered pursuant to Section 2(a)(ii), and use its best efforts to cause such registration statement to become and remain effective until all such Registrable Shares are sold or are freely tradeable under Rule 144.

     (c) Furnish to the Holders registering securities in such registration such numbers of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by the Holders.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

     (e) Immediately notify each Holder selling Registrable Shares and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and as promptly as practicable amend or supplement the prospectus or take other appropriate action so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

SECTION 4.   EXPENSES OF REGISTRATION.

     All expenses incurred in connection with a registration pursuant to Section 2 (excluding underwriters' discounts and commissions applicable to Registrable Shares, if any), including without limitation all registration and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company and the Holder, shall be borne by the Company.

     Each selling Holder shall pay its own costs for experts or professionals (other than counsel) employed by it or on its behalf in connection with the registration of Registrable Shares. No Holder shall have the right to cause the Company to employ any expert or professional to act on behalf of the Company.

SECTION 5.   INDEMNIFICATION.

     (a) In the event of registration of any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act, or otherwise against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with written infor mation furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically for use in preparation thereof.

     (b) In the event of any registration of any of the Registrable Shares under the Securities Act, each seller of the Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such under writer within the meaning of the Securities Act or the Exchange Act, against losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement.

     (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or litigation, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the Indemnifying Party abandons the defense of such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

SECTION 6.   RESTRICTIONS ON TRANSFER.

     (a) Each Holder agrees that he will not sell, dispose of or otherwise transfer any of the Registrable Shares except (i) upon registration of such shares under the Securities Act, (ii) pursuant to Rule 144 or such comparable rules as shall from time to time be in effect, or (iii) in a transaction exempt from the registration requirements of the Securities Act. Each Holder agrees that the Company may issue stop transfer instructions with respect to the restrictions contained herein on the Registrable Shares.

     (b) Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF A FAVORABLE OPINION OF COUNSEL AND/OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS."

SECTION 7.   REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.

     With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of a company to the public without registration, at any time and from time to time, the Company agrees to use its best efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 as is necessary to enable the Holders to make sales of their stock pursuant to Rule 144;

     (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) Furnish to the Holders, so long as the Holders own any Registrable Shares, forthwith upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing Holders of any rule or regulation of the SEC permitting the selling of any such securities without registration.

SECTION 8.  MISCELLANEOUS.

      (a) Relationships and Rights of the Holders. The Holders agree that, notwithstanding that certain Rights of each Holder herein may be affected by similar Rights of other Holders the Holders shall, in respect of the ownership of the Registrable Shares, not be related as, or deemed to be, a partnership, joint venture, or other "group" for the purpose of acquiring, holding, voting, or disposing of capital stock of the Company.

     (b) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In case the Company, (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities or property of any other Person, or (c) shall transfer all or substantially all of its properties and assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Company, then, and in each such case, proper provision shall be made so that the Holders, at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to registration rights with respect to the stock and other securities received in such consolidation, merger, transfer, reorganization or reclassification to which such Holders would have been entitled upon such consummation if such Holders had so exercised their Rights immediately prior thereto.

     (c) Headings. The headings, captions, and arrangements used herein are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms hereof, nor affect the meaning thereof.

     (d) Notices. Unless otherwise specifically provided, all notices, consents, requests or other documents required or expressly provided to be furnished hereunder shall be in writing and delivered by hand, or sent by facsimile transmission, prepaid air courier or prepaid U.S. registered mail, return receipt requested, if to the Holders, to the address as set forth below on the signature pages to the Agreement, and, if to the Company, as follows:

          The Company:        Goodrich Petroleum Corporation
                              333 Texas Street, Suite 1375
                              Shreveport, Louisiana 71101
                              Attn: Walter G. Goodrich
                              Fax:  (318) 429-2296

          with a copy to:     Vinson & Elkins L.L.P.
                              1001 Fannin, Suite 2300
                              Houston, Texas 77002
                              Attention: Keith R. Fullenweider
                              Fax:  (713) 615-5855

provided that any notice furnished by facsimile shall be followed immediately with notice by delivery using one of the other means of notice provide for above. The addresses and facsimile numbers for notices to a party given pursuant to this Agreement may be changed by means of a written notice given to the other party in the manner stated above at least two business days prior to the effective date of such change. Any notice delivered by any of the means provided for above shall be considered effective upon receipt by or on behalf of the intended recipient; provided, however, that any notice sent by prepaid U.S. registered mail, return receipt requested, to the address provided for above shall be considered effective on the fifth day after mailing, if not previously received.

     (d) Governing Law. THIS AGREEMENT IS BEING EXECUTED AND DELIVERED BY A NUMBER OF THE PARTIES HERETO, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE INTERNAL LAWS OF SUCH STATE AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

     (e) Invalid Provisions. If any provision hereof is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision by its severance here from. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, the parties hereto agree to add as a part hereof a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable which preserves the same economic benefits to the parties hereto.

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed and delivered to be effective as of the date first above written.


                                         GOODRICH PETROLEUM CORPORATION,
                                           a Delaware corporation



                                         By: /s/ Walter G. Goodrich
                                            -------------------------------
                                                   Walter G. Goodrich
                                                   President

THE HOLDERS



-----------------------------------------
Donald M. Campbell
560 Remillard Drive
Hillsborough, CA 94010-6740


-----------------------------------------
Delaware Charter Guaranty & Trust Co.
(Custodian for Donald M. Campbell Money
Purchase Pension Plan)
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104


-----------------------------------------
L. S. & Co.
746 Webster Street
Palo Alto, CA 94301


-----------------------------------------
Michael Y. McGovern
20114 Anson Falls
Katy, TX 77450


-----------------------------------------
Stacey B. Case
200 Walnut Street
San Francisco, CA 94118


-----------------------------------------
Daniel Hibbard Case, III
200 Walnut Street
San Francisco, CA 94118


-----------------------------------------
Hambrecht & Quist Guaranty Finance, LLC
One Bush Street
San Francisco, CA 94104


-----------------------------------------
Alps Investments, LLC
P.O. Box 9040
McLean, VA 22102


-----------------------------------------
Andrew W. Kahn
94 St. Thomas Way
Tiburon, CA 94920


-----------------------------------------
Eric E. Schmidt and Wendy B. Schmidt,
Trustees
Schmidt Family Living Trust UAD 1/1/87
366 Walsh Road
Atherton, CA  94027


-----------------------------------------
Victor Partners
c/o Jonathan Victor, General Partner
1605 Gilcrest Drive
Beverly Hills, CA 90210


-----------------------------------------
Laurence B. Simon - Roth IRA
48 Edgewood Drive
Greenwich, CT  06831

THE HOLDERS


-----------------------------------------
Mark Goldner and Helene Hordes,
Trustees
Paul Goldner Retained Annuity Trust
UAD 8/31/94
15 Hilton Place
Montvale, NJ  07645


-----------------------------------------
Mark S. Ain
225 Bishops Forest Drive
Walthan, MA  02452-8804


-----------------------------------------
Ross Garber and Laurie Garber
Tenants in Common
101 Pascal Lane
Austin, TX  78746


-----------------------------------------
James V. Diller and June P. Diller,
Trustees, FBO
James V. Diller and June P. Diller Trust
UAD 7/20/77
131 Escobar Road
Portola Valley, CA  94028


-----------------------------------------
Kenneth A. Goldman and Susan Valierote,
Trustees
Goldman-Valierote Family Trust
UAC 11/15/95
425 Broadway Street
Redwood City, CA  94063


-----------------------------------------
Robert M. Gold
1117 E. Woodward Boulevard
Tulsa, OK  74114


-----------------------------------------
EIC/GDP Investors, LLC
Entrepreneurial Corp.
4100 Newport Place, Suite 400
Newport Beach, CA  92660


-----------------------------------------
Ralph and Catherine Witherell Living Trust
UTD 11/14/96
c/o Hambrecht & Quist
One Bush Street
San Francisco, CA  94104


-----------------------------------------
Steven P. Carroll and Jessica L. Carroll
1998 Trust
UAD 6/5/98
c/o Hambrecht & Quist
One Bush Street
San Francisco, CA  94104


-----------------------------------------
Gary R. Patterson Trustee
The Gary R. Patterson Living Trust
UAD 10/7/96
4133 20th Street
San Francisco, CA  94114

THE HOLDERS



-----------------------------------------
Vinod Gupta, Trustee
Vinod Gupta Charitable Remainder
Trust UAD 8/28/92
Info USA
5711 South 86th Circle
Omaha, NE  68127


-----------------------------------------
Vinod Gupta, General Partner
Gupta & Sons LP
5711 South 86th Circle
Omaha, NE  68127


-----------------------------------------
Everest Venture Partners, LLP
5711 South 86th Circle
Omaha, NE  68127


-----------------------------------------
Jon D. Hoffmaster, Trustee, Vinod Gupta
Irrevocable Trust FBO Benjamin K. Gupta
UAD 6/15/90
5711 South 86th Circle
Omaha, NE  68127



-----------------------------------------
Jon D. Hoffmaster, Trustee, Vinod Gupta
Irrevocable Trust FBO Alexander A. Gupta
UAD 6/15/90
5711 South 86th Circle
Omaha, NE  68127


-----------------------------------------
Jon D. Hoffmaster, Trustee, Vinod Gupta
Irrevocable Trust FBO Jess A. Gupta
UAD 6/15/90
5711 South 86th Circle
Omaha, NE  68127


-----------------------------------------
Vinod Gupta, Trustee
Vinod Gupta Revocable Trust
UAD 8/28/92
5711 South 86th Circle
Omaha, NE  68127


-----------------------------------------
Patrick E. Malloy
Bay Street at the Water Front
Sag Harbor, NY  11963


-----------------------------------------
Michael D. Fulton and Katheryn E. Cole
6328 NE 194th Street
Kenmore, WA  98028